SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of Earliest Event Reported) September 15, 1999
                                                    --------------------


                       NETLOJIX COMMUNICATIONS, INC.
           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
               (State or Other Jurisdiction of Incorporation)


                             0-27580 87-0378021
       (Commission File Number) (I.R.S. Employer Identification No.)


              501 Bath Street, Santa Barbara, California 93101
            (Address of Principal Executive Offices) (Zip Code)


                               (805) 884-6300
            (Registrant's Telephone Number, Including Area Code)


                         AVTEL COMMUNICATIONS, INC.
       (Former name or former address, if changed since last report.)



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Item 5. Other Events.

         Effective September 15, 1999, the Registrant changed its corporate name from AvTel Communications, Inc. to NetLojix Communications, Inc. The change was effected by the merger of a wholly-owned subsidiary of the Registrant with and into the Registrant. Other than the change of corporate name, no changes were made in the Certificate of Incorporation or Bylaws of the Registrant. Also effective September 15, 1999, the Registrant changed its stock symbol on The Nasdaq SmallCap Market from "AVCO" to "NETX." Simultaneously, the CUSIP number for the Registrant's Common Stock, $.01 par value, changed from 054529 20 1 to 641143 10 2.

         Attached as Exhibit 99.1 is Registrant's press release regarding the name and stock symbol change.


Item 7: Financial Statements, Pro Forma Financial Information and Exhibits.

        (c)     Exhibits

                99.1     Press Release, dated September 15, 1999.







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                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NETLOJIX COMMUNICATIONS, INC.



Dated: September 15, 1999              By: /s/ ANTHONY E. PAPA
                                          --------------------------
                                          Anthony E. Papa
                                          Chairman and Chief Executive Officer






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